ADVANCED SERIES TRUST

AST Investment Grade Bond Portfolio

Supplement dated June 27, 2022 to the

Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Advanced Series Trust (the Trust) Prospectus and Statement of Additional Information (SAI), and the Summary Prospectus for the AST Investment Grade Bond Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

The Board of Trustees of the Trust (the Board), on behalf of the Portfolio, recently approved changes to the Portfolio.

To reflect these changes, the Trust’s Prospectus and SAI and the currently effective Summary Prospectus for the Portfolio is revised as follows, effective immediately:

A.

The description of the Portfolio’s principal investment strategies section in the Summary Prospectus and the “SUMMARY: AST Investment grade bond Portfolio – INVESTMENTS, RISKS AND PERFORMANCE” section of the Prospectus is hereby revised to add the following description set forth below:

The AST Investment Grade Bond Portfolio may invest its assets in the AST PGIM Fixed Income Central Portfolio (the Central Portfolio).  The Central Portfolio is a special type of investment vehicle for sole use by certain portfolios, including the AST Investment Grade Bond Portfolio.  The  Central Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in investment grade bonds. Rather than buy bonds directly, the AST Investment Grade Bond Portfolio may invest in the Central Portfolio. The Central Portfolio is sometimes referred to elsewhere in this Prospectus as an “Underlying Portfolio”.

B.

The table in the Portfolio’s Management of the Portfolio section in the Summary Prospectus and the “SUMMARY: AST INVESTMENT GRADE PORTFOLIO – MANAGEMENT OF THE PORTFOLIO” section of the Prospectus is hereby deleted and replaced with the table set forth below:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	June 2022
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	June 2022
	PGIM Fixed Income; PGIM Limited	Richard Piccirillo	Managing Director and Senior Portfolio Manager	January 2008
		Gregory Peters	Managing Director and Co-Chief Investment Officer	August 2019
		Lindsay Rosner, CFA	Principal	April 2021
		Scott Donnelly, CFA	Principal and portfolio manager	April 2021

C.

The section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST INVESTMENT GRADE BOND PORTFOLIO – Principal Investment Policies” is hereby revised to add the following description set forth below:

The AST Investment Grade Bond Portfolio may invest its assets in the AST PGIM Fixed Income Central Portfolio (the Central Portfolio).  The Central Portfolio is a special type of investment vehicle for sole use by certain portfolios, including the AST Investment Grade Bond Portfolio.  The  Central Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in investment grade bonds. Rather than buy bonds directly, the AST Investment Grade Bond Portfolio may invest in the Central Portfolio. The Central Portfolio is sometimes referred to elsewhere in this Prospectus as an “Underlying Portfolio”.

D.	The section of the Prospectus entitled “HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS – AST Investment Grade Bond Portfolio” is hereby revised to include the information set forth below:

PGIM Investments. Brian Ahrens and Andrei Marinich are jointly and primarily responsible for the Portfolio’s asset allocations.

Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group (SIRG) of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.

Andrei Marinich, CFA, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments’ SIRG. This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include multi-manager single asset class, liquid alternative, multi-asset target risk and outcome-oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc. (UBS) and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.

E.	The table in Part I of the SAI under “PORTFOLIO MANAGERS: OTHER ACCOUNTS” pertaining to the Portfolio is hereby replaced with the following:

AST Investment Grade Bond Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Portfolio Securities*
PGIM Investments LLC	Brian Ahrens	8/$66,999,620,200	None	None	None
	Andrei O. Marinich, CFA	8/$66,999,620,200	None	None	None
PGIM Fixed Income/ PGIM Limited	Richard Piccirillo	36/$91,430,167,551	16/$29,861,679,698 1/$910,137,647	101/$63,283,594,426 4/$1,337,791,011	None
	Gregory Peters	38/$93,875,194,178	20/$43,160,048,272 1/$910,137,647	113/$71,612,296,764 4/$1,337,791,011	None
	Lindsay Rosner, CFA	36/$91,430,167,551	16/$29,861,679,698 1/$910,137,647	101/$63,283,594,426 4/$1,337,791,011	None
	Scott Donnelly, CFA	41/$10,802,567,292	17/$10,466,791,722 5/$2,349,507,957	116/$21,282,391,812 5/$446,205,733	None

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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